                                                                     EXHIBIT 24A


                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Fifth Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of October, 2002.




                                      /s/ BARBARA T. ALEXANDER STILES
                                      ------------------------------------------
                                      Barbara T. Alexander Stiles
                                      Director
                                      Centex Corporation

                                                                     EXHIBIT 24A


                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Fifth Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of October, 2002.



                                           /s/ DAN W. COOK III
                                           -------------------------------------
                                           Dan W. Cook III
                                           Director
                                           Centex Corporation

                                                                     EXHIBIT 24A


                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Fifth Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of October, 2002.



                                             /s/ JUAN L. ELEK
                                             -----------------------------------
                                             Juan L. Elek
                                             Director
                                             Centex Corporation

                                                                     EXHIBIT 24A


                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Fifth Amended and Restated 1998 Centex Corporation Employee Non- Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of October, 2002.



                                           /s/ TIMOTHY R. ELLER
                                           -------------------------------------
                                           Timothy R. Eller
                                           Director
                                           Centex Corporation

                                                                     EXHIBIT 24A


                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Fifth Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of October, 2002.



                                         /s/ CLINT W. MURCHISON, III
                                         ---------------------------------------
                                         Clint W. Murchison, III
                                         Director
                                         Centex Corporation

                                                                     EXHIBIT 24A


                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Fifth Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of October, 2002.



                                            /s/ CHARLES H. PISTOR, JR.
                                            ------------------------------------
                                            Charles H. Pistor, Jr.
                                            Director
                                            Centex Corporation

                                                                     EXHIBIT 24A


                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Fifth Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of October, 2002.



                                           /s/ FREDERIC M. POSES
                                           -------------------------------------
                                           Frederic M. Poses
                                           Director
                                           Centex Corporation

                                                                     EXHIBIT 24A


                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Fifth Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of October, 2002.



                                            /s/ DAVID W. QUINN
                                            ------------------------------------
                                            David W. Quinn
                                            Director
                                            Centex Corporation

                                                                     EXHIBIT 24A


                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Fifth Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of October, 2002.




                                             /s/ THOMAS M. SCHOEWE
                                             -----------------------------------
                                             Thomas M. Schoewe
                                             Director
                                             Centex Corporation

                                                                     EXHIBIT 24A


                               CENTEX CORPORATION

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 relating to the issuance by the Company of up to 1,500,000 additional shares of Common Stock, par value $0.25 per share, of the Company under the Second Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of October, 2002.



                                              /s/ PAUL T. STOFFEL
                                              ----------------------------------
                                              Paul T. Stoffel
                                              Director
                                              Centex Corporation